As filed with the Securities and Exchange Commission on August 10, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No. )

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ROYCE MICRO-CAP TRUST, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROYCE MICRO-CAP TRUST, INC.

745 Fifth Avenue
New York, New York 10151

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 24, 2018

To the Stockholders of: ROYCE MICRO-CAP TRUST, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of ROYCE MICRO-CAP TRUST, INC. (the “Fund”) will be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151 on Monday, September 24, 2018, at 12:00 p .m. (Eastern Time), for the following purposes:

1.	To elect three Directors to the Fund’s Board of Directors.

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors of the Fund has set the close of business on July 18, 2018 as the record date for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

IMPORTANT

To save the Fund the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via telephone or the Internet by following the instructions on the proxy card or Notice of Internet Availability of Proxy Materials. Please take advantage of these prompt and efficient proxy authorization options. The accompanying Proxy is solicited on behalf of the Board of Directors of the Fund, is revocable, and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Directors,

John E. Denneen
Secretary

August 10, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON SEPTEMBER 24, 2018

THE NOTICE, PROXY STATEMENT AND PROXY
CARD FOR THE FUND ARE AVAILABLE AT
WWW.PROXYVOTE.COM

PROXY STATEMENT

ROYCE MICRO-CAP TRUST, INC.
745 Fifth Avenue
New York, New York 10151

ANNUAL MEETING OF STOCKHOLDERS
September 24, 2018

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Board of Directors of the Fund (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) of Royce Micro-Cap Trust, Inc. (the “Fund”), to be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151, on Monday, September 24, 2018, 12:00 p.m. (Eastern Time) and at any postponements or adjournments thereof. The approximate mailing date of the Notice of Internet Availability of Proxy Materials is August 10, 2018.

All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted “FOR” the election of the Director nominees of the Fund.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund’s address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund’s shares of common stock (“Common Stock”). Some officers and employees of the Fund and/or Royce & Associates, LP (“R&A” or “Royce”), the Fund’s investment adviser, may solicit proxies personally and by telephone, if deemed desirable. Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors’ and Judges’ Oath.

The Board has set the close of business on July 18, 2018 as the record date (the “Record Date”) for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

As of the Record Date, there were 39,711,282 shares of Common Stock outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock as of the Record Date:

Name and Address of Owner	Amount and Nature of Ownership	Percent
Cede & Co.* Depository Trust Company P.O. Box #20 Bowling Green Station New York, NY 10028	39,470,214 shares — Record*	99.39%

*	Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

The Board knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any postponement or adjournment thereof, it is the intention of the persons named on the enclosed Proxy to vote in accordance with their best judgment.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, three members of the Board will be elected. The Board has nine Directors. The nine Directors are currently divided into three classes, each class having a term of office of three years. The term of office of one class expires each year. Each of Charles M. Royce, G. Peter O’Brien, and David L. Meister currently serves as a Class I Director and has been nominated by the Board to serve as a Class I Director for a three-year term to expire at the Fund’s 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

The classes of Directors and their respective terms are indicated below.

CLASS I DIRECTORS TO SERVE UNTIL 2021 ANNUAL MEETING OF STOCKHOLDERS

Charles M. Royce
G. Peter O’Brien
David L. Meister

CLASS II DIRECTORS SERVING UNTIL 2019 ANNUAL MEETING OF STOCKHOLDERS

Patricia W. Chadwick
Arthur S. Mehlman
Michael K. Shields

CLASS III DIRECTORS SERVING UNTIL 2020 ANNUAL MEETING OF STOCKHOLDERS

Stephen L. Isaacs
Christopher D. Clark
Christopher C. Grisanti

Each of the three Director nominees has agreed to serve if elected, and the Fund’s management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them becomes unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board may nominate.

Interested Persons
Certain biographical and other information concerning Charles M. Royce and Christopher D. Clark, each of whom is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund, including their current designated classes, is set forth below.

Name, Address* and Principal Occupations During Past Five Years	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Charles M. Royce** Chief Executive Officer (until June 2016), President (until June 2014), and Member of the Board of Managers of Royce & Associates, LP (“R&A” or “Royce”), investment adviser to the Fund. Member of Board of Directors/Trustees of the Fund, Royce Value Trust, Inc. (“RVT”), Royce Global Value Trust, Inc. (“RGT”), The Royce Fund (“TRF”), and Royce Capital Fund(“RCF”) (the Fund, RVT, RGT, TRF, and RCF collectively, “The Royce Funds”).	78	Class I Director	1986	2018	22	Oxford Capital Corp. (formerly TICC Capital Corp.)
Christopher D. Clark** Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director, and Member of the Board of Managers (since June 2015) of R&A, having been employed by R&A since May 2007. President and Member of Board of Directors/Trustees of The Royce Funds.	53	Class III Director and President†	2014	2020	22	None

*	The address of Messrs. Royce and Clark is c/o Royce & Associates, LP, 745 Fifth Avenue, New York, New York 10151.
**	“Interested person,” as defined in the Investment Company Act, of the Fund.
†	Mr. Clark was elected by, and serves at the pleasure of, the Board in his capacity as an officer of the Fund.

Messrs. Royce and Clark are “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions they hold with R&A and their stock ownership in Legg Mason, Inc. (“Legg Mason”), the ultimate corporate parent of R&A. There are no family relationships between any of the Fund’s Directors and officers.

Non-Interested Directors
Certain biographical and other information concerning the existing Directors, including two of the three Director nominees, who are not “interested persons,” as defined in the Investment Company Act, of the Fund, including their current designated classes, is set forth below.

Name, Address* and Principal Occupations During Past Five Years**	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Patricia W. Chadwick Consultant and President of Ravengate Partners LLC (since 2000).	69	Class II Director	2010	2019	22	Wisconsin Energy Corp. Voya Funds
Christopher C. Grisanti Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).	56	Class III Director	2017	2020	22	None
Stephen L. Isaacs Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of The Center for Health and Social Policy (1996 to 2012); and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).	78	Class III Director	1986	2020	22	None

Name, Address* and Principal Occupations During Past Five Years**	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Arthur S. Mehlman Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).	76	Class II Director	2004	2019	41 (Director/Trustee of all Royce Funds, consisting of 22 portfolios; Director/Trustee of the Legg Mason Family of Funds, consisting of 19 portfolios)	None
David L. Meister Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	78	Class I Director	1986	2018	22	None
G. Peter O’Brien Director, Bridges School (since 2006); Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999). Formerly: Trustee of Colgate University (from 1996 to 2005); President of Hill House, Inc. (from 2001 to 2005); Director of TICC Capital Corp. (2003 to 2017); and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	73	Class I Director	2001	2018	41 (Director/Trustee of all Royce Funds, consisting of 22 portfolios; Director/Trustee of the Legg Mason Family of Funds, consisting of 19 portfolios)	None

Name, Address* and Principal Occupations During Past Five Years**	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Michael K. Shields President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).	59	Class II Director	2015	2019	22	None

*	The address of each of Ms. Chadwick and Messrs. Grisanti, Isaacs, Mehlman, Meister, O’Brien, and Shields is c/o Royce & Associates, LP, 745 Fifth Avenue, New York, New York 10151.
**
Each of the Independent Directors is a director/trustee of certain other investment companies for which R&A acts as an investment adviser. Each of Ms. Chadwick and Messrs. Grisanti, Isaacs, Mehlman, Meister, O’Brien, and Shields is a member of the Audit Committee of the Board and the Nominating Committee of the Board.

The Independent Directors have adopted a retirement policy that calls for the retirement of each Independent Director from the Board on December 31 of the year in which he or she reaches the age of 79.

Additional information about each Director follows (supplementing the information provided in the tables above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses, which the Board believes has prepared them to be effective Directors.

•
Charles M. Royce – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Royce serves as a Member of the Board of Managers of R&A. Mr. Royce served as the President of R&A from 1972 to June 2014 and as Chief Executive Officer of R&A from 1972 to June 2016. Mr. Royce has over 40 years of investment and business experience.

•
Christopher D. Clark – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Clark serves as Chief Executive Officer, President, Co-Chief Investment Officer, and a Member of the Board of Managers of R&A, having been employed by R&A since 2007. Mr. Clark has over 25 years of investment and business experience, including extensive experience in the financial sector.

•
Patricia W. Chadwick – In addition to her tenure as a Director/Trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.

•
Christopher C. Grisanti – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Grisanti co-founded and serves as Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm. Mr. Grisanti has over 20 years of investment industry experience.

•
Stephen L. Isaacs – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Isaacs serves as Attorney and President of a private consulting firm. Mr. Isaacs has over 40 years of business and academic experience, including extensive experience related to public health and philanthropy.

•
Arthur S. Mehlman – In addition to his tenure as a Director/Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman serves as the Chairman of the Board’s Audit Committee, acting as liaison between the Board and the Fund’s independent registered public accountants, and is designated as an Audit Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

•
David L. Meister – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Meister has over 40 years of business experience, including extensive experience as an executive officer in and consultant to the communications industry.

•
G. Peter O’Brien – In addition to his tenure as a Director/Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as Chairman of the Board’s Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.

•
Michael K. Shields – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Shields serves as President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company. Mr. Shields has over 30 years of investment and business experience, including extensive experience in the financial sector.

The Board believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Director candidates (as described below).

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with R&A, and also may benefit from information provided by R&A’s internal counsel; both Board and R&A’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure
The Investment Company Act requires that at least 40% of the Fund’s Directors not be “interested persons” (as defined in the Investment Company Act) of the Fund and as such are not affiliated with R&A (“Independent Directors”). To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, more than 75% of the Fund’s Directors are Independent Directors. The Board does not have a chairman, but the President, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Directors have not designated a lead Independent Director, but the Chairman of the Audit Committee, Mr. Mehlman, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Audit Committee Report
The Board has a standing Audit Committee (the “Audit Committee”), which consists of the Independent Directors who also are “independent” as defined in the listing standards of the New York Stock Exchange. The current members of the Audit Committee are Patricia W. Chadwick, Christopher C. Grisanti, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister, G. Peter O’Brien, and Michael K. Shields. Mr. Mehlman serves as Chairman of the Audit Committee. Ms. Chadwick and Mr. Mehlman have been designated as Audit Committee Financial Experts, as defined under Securities and Exchange Commission (“SEC”) regulations.

The principal purposes of the Audit Committee are to (i) assist Board oversight of the (a) integrity of the Fund’s financial statements; (b) independent accountants’ qualifications and independence; and (c) performance of the Fund’s independent accountants and (ii) prepare, or oversee the preparation of any audit committee report required by rules of the SEC to be included in the Fund’s proxy statement for its annual meeting of stockholders. The Board has adopted an Audit Committee charter for the Fund, a copy of which was included as an exhibit to the Proxy Statement for the Fund’s 2016 Annual Meeting of Stockholders. Although a copy of the Audit Committee charter for the Fund is not available on the Fund’s website, one may be obtained by calling 1-800-221-4268.

The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP (“PWC”), the Fund’s independent auditors for the fiscal year ended December 31, 2017, and (ii) discussed certain matters required to be discussed under the requirements of The Public Company Accounting Oversight Board with PWC. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent accountants is compatible with maintaining their independence.

At its meetings held on February 20, 2018 and February 27-28, 2018, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements as of December 31, 2017 and for the fiscal year then ended with Fund management and PWC. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s 2017 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or PWC. The Audit Committee received no such notifications. At those meetings, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2017 Annual Report to Stockholders.

Nominating Committee
The Board has a Nominating Committee (the “Nominating Committee”) composed of the seven Independent Directors, namely Ms. Chadwick and Messrs. Grisanti, Isaacs, Mehlman, Meister, O’Brien, and Shields. Mr. O’Brien serves as the Chairman of the Nominating Committee. The Board has adopted a Nominating Committee charter, a copy of which was included as an exhibit to the Proxy Statement for the Fund’s 2016 Annual Meeting of Stockholders. Although a copy of the Nominating Committee charter for the Fund is not available on the Fund’s website, one may be obtained by calling 1-800-221-4268.

The Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange’s audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund’s Secretary, John E. Denneen, c/o Royce Micro-Cap Trust, Inc., 745 Fifth Avenue, New York, New York 10151.

Although the Board does not have a standing compensation committee, the Independent Directors review their compensation annually.

Distribution Committee
The Board has a Distribution Committee (the “Distribution Committee”), comprised of Charles M. Royce. As noted above, Mr. Royce is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. The Distribution Committee is responsible for, among other things, approving the Fund’s payment of dividends from net investment income and distributions from capital gains, if any, to ensure compliance with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Board’s Oversight Role in Management
The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily R&A and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and R&A’s Chief Compliance Officer and portfolio management personnel. The Audit Committee (which consists of the seven Independent Directors) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of R&A or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to R&A and the Board’s own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Committee and Board of Directors Meetings
During the year ended December 31, 2017, the Board held six meetings, the Audit Committee held four meetings, the Nominating Committee held two meetings, and the Distribution Committee took action in respect of the Fund five times by written consent. Each Director then in office attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of the Audit Committee and the Nominating Committee held during that year.

Compensation of Directors
For the year ended December 31, 2017, each Independent Director received a base fee of $11,000 per year, plus $500 for each in-person meeting of the Board attended. No Director received remuneration for services as a Director for the year ended December 31, 2017 in addition to or in lieu of this standard arrangement. Each Independent Director will continue to receive a base fee of $11,000 per year, plus $500 for each in-person meeting of the Board attended for the year ending December 31, 2018.

Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds and the Fund Complex to each Independent Director of the Fund for the year ended December 31, 2017.

Name	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From The Royce Funds Paid to Directors	Total Compensation From The Fund and Fund Complex Paid to Directors*
Patricia W. Chadwick, Director	$13,500	None	None	$248,300	$248,300
Christopher C. Grisanti**, Director	$5,155	None	None	$94,790	$94,790
Stephen L. Isaacs, Director	$13,500	None	None	$248,300	$248,300
Arthur S. Mehlman, Director	$13,500	None	None	$248,300	$448,300
David L. Meister, Director	$13,500	None	None	$248,300	$248,300
G. Peter O’Brien, Director	$13,000	None	None	$239,300	$429,300
Michael K. Shields, Director	$13,500	None	None	$248,300	$248,300

*
Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2017 from the Fund Complex. As of the date hereof, the Fund Complex includes the 22 portfolios of The Royce Funds and the 19 portfolios of the Legg Mason Funds.

**	Mr. Grisanti became a Director of the Fund effective August 14, 2017.

Officers of the Fund
Officers of the Fund are elected each year by the Board. The following sets forth information concerning the Fund’s officers:

Name, Address* and Principal Occupations During Past Five Years	Age	Office**	Officer of Fund Since
Christopher D. Clark, Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), and Member of the Board of Managers (since June 2015) of R&A, having been employed by R&A since May 2007.	53	President	2014
Francis D. Gannon, Co-Chief Investment Officer (since January 2014) and Managing Director of R&A, having been employed by Royce since September 2006.	50	Vice President	2014
Peter K. Hoglund, Chief Financial Officer, Chief Administrative Officer, and Managing Director of R&A, having been employed by R&A since December 2014. Prior to joining R&A, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm.	52	Treasurer	2015
Daniel A. O’Byrne, Principal and Vice President of R&A, having been employed by R&A since October 1986.	56	Vice President	1994
John E. Denneen, General Counsel, Managing Director, Chief Legal and Compliance Officer, Secretary, and, since 2015, Member of the Board of Managers of R&A; Secretary and Chief Legal Officer of The Royce Funds.	51	Secretary and Chief Legal Officer	1996 to 2001 and since 2002
Lisa Curcio, Chief Compliance Officer of The Royce Funds (since October 2004); and Compliance Officer of R&A (since June 2004).	58	Chief Compliance Officer	2004

*	The address of each officer of the Fund is c/o Royce & Associates, LP, 745 Fifth Avenue, New York, New York 10151.
**	Each officer of the Fund is elected by, and serves at the pleasure of, the Board.

Stockholder Communications
Stockholders may send written communications to the Board or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to 745 Fifth Avenue, New York, New York 10151). Such communications must be signed by the stockholder and identify the number of shares of Common Stock held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information – Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings
The Fund has no formal policy regarding Director attendance at stockholder meetings. None of the Independent Directors attended the Fund’s 2017 Annual Meeting of Stockholders.

Compliance with Section 16(a) of the Exchange Act
Section 16(a) of the Exchange Act requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund’s shares during the Fund’s most recent fiscal year.

Stock Ownership
Information relating to each Director’s ownership of shares of Common Stock as of July 18, 2018 and of shares of The Royce Funds overseen by each Director is set forth below:

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in all Royce Funds overseen by each Director in the Royce Family of Funds
Interested Directors:
Charles M. Royce	Over $100,000	Over $100,000
Christopher D. Clark	$50,001-$100,000	Over $100,000
Non-Interested Directors:
Patricia W. Chadwick	None	Over $100,000
Christopher C. Grisanti	None	$10,001-$50,000
Stephen L. Isaacs	$1–$10,000	Over $100,000
Arthur S. Mehlman	$50,001-$100,000	Over $100,000
David L. Meister	None	Over $100,000
G. Peter O’Brien	$10,001-$50,000	Over $100,000
Michael K. Shields	None	Over $100,000

Information regarding ownership of shares of Common Stock by the Fund’s Directors and officers as of the Record Date is set forth below:

Name and Address* of Owner	Amount of Beneficial Ownership of Shares of Common Stock
Interested Directors:
Charles M. Royce	1,477,620
Christopher D. Clark	6,348
Non-Interested Directors:
Patricia W. Chadwick	None
Christopher C. Grisanti	None
Stephen L. Isaacs	287
Arthur S. Mehlman	6,587
David L. Meister	None
G. Peter O’Brien	1,940
Michael K. Shields	None
Interested Officers**:
Francis D. Gannon	None
Peter K. Hoglund	None
Daniel A. O’Byrne	7,769
John E. Denneen	4,983
Lisa Curcio	None

*	The address of each Director and each officer is c/o Royce & Associates, LP, 745 Fifth Avenue, New York, New York 10151.
**	Does not include shares of Common Stock beneficially owned by Mr. Clark, if any, which information is set forth immediately above under “Interested Directors.”

Mr. Royce has sole voting power and sole investment power as to the shares of Common Stock beneficially owned by him. As of the Record Date, the Fund’s Directors and officers as a group (14 persons) beneficially owned 1,505,534 shares of Common Stock, constituting approximately 3.79% of the Fund’s outstanding shares.

As of July 18, 2018, no Independent Director or any of his immediate family members directly or indirectly owned any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

Vote Required
A quorum consists of stockholders representing a majority of the outstanding shares of Common Stock entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

The Board of Directors of the Fund recommends that all stockholders vote FOR all Director nominees.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees
The aggregate fees paid to PWC in connection with the annual audit of the Fund’s financial statements and for services normally provided by PWC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2017 and December 31, 2016 were $35,027 and $34,340, respectively.

Audit Related Fees
No fees were paid to PWC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2017 and December 31, 2016.

Tax Fees
The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by PWC to the Fund for the fiscal years ended December 31, 2017 and December 31, 2016 were $9,550 and $9,360, respectively.

All Other Fees
There were no other fees billed for non-audit services rendered by PWC to the Fund for the fiscal years ended December 31, 2017 and December 31, 2016. The aggregate non-audit fees billed by PWC for services rendered to R&A and any entity controlling, controlled by, or under common control with R&A that provides ongoing services to the Fund for the fiscal years ended December 31, 2017 and December 31, 2016 were $9,550 and $9,360, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PWC.

PWC did not provide any other professional services to the Fund or R&A for the year ended December 31, 2017. No representatives of PWC are expected to be present at the Meeting.

Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the September meeting of the Audit Committee, the independent auditors of the Fund will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or R&A and its affiliates for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to pre-approved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the September meeting of the Audit Committee will be submitted to the Chief Financial Officer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Chief Financial Officer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund’s independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

ADDITIONAL INFORMATION

Postponement or Adjournment of Meeting; Other Matters
In the event that sufficient votes in favor of Proposal 1 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such postponement or adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be postponed or adjourned, as applicable. The persons named as proxies will vote in favor of such postponement or adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such postponement or adjournment those proxies required to be voted against the Proposal.

While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”) and the shares as to which Proxies are returned by record stockholders but which are marked “abstain” on any matter will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

Address of Investment Adviser
R&A’s principal office is located at 745 Fifth Avenue, New York, New York 10151.

Annual Report Delivery
The Fund’s Annual Report to Stockholders for the year ended December 31, 2017 was previously mailed to its stockholders and the Semiannual Report to Stockholders for the six months ended June 30, 2018 will be mailed to stockholders in late August 2018. Copies of the Annual Report are available, and copies of the Semiannual Report will be available in late August, upon request, without charge, by writing to the Fund at 745 Fifth Avenue, New York, New York 10151 or calling toll free at 1-800-221-4268. All publicly released material information is always disclosed by the Fund on its website at www.roycefunds.com.

Stockholder Proposals
Proposals of stockholders intended to be presented at the Fund’s 2019 Annual Meeting of Stockholders must be received by the Fund by April 12, 2019 for inclusion in the Fund’s Proxy Statement and form of Proxy for that meeting. The Fund’s By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund’s 2019 Annual Meeting of Stockholders must be in writing and received at the Fund’s principal executive office between April 12, 2019 and May 12, 2019. Written proposals should be sent to the Secretary of the Fund, 745 Fifth Avenue, New York, New York 10151.

Proxy Delivery
If you and another stockholder share the same address, the Fund may only send one proxy statement unless you or the other stockholder(s) request otherwise. Call or write the Fund if you wish to receive a separate copy of the proxy statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you receive multiple copies now, and wish to receive a single copy in the future. For such requests, please call 1-800-221-4268, or write the Fund at 745 Fifth Avenue, New York, New York 10151.

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By order of the Board of Directors,

John E. Denneen
Secretary

Dated: August 10, 2018

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E49933-P12230	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of the Fund recommends a vote FOR the proposal.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	TO ELECT THE DIRECTOR NOMINEES OF ROYCE MICRO-CAP TRUST, INC.

01) Charles M. Royce
02) G. Peter O’Brien
03) David L. Meister

2. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date				Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

E49934-P12230

PROXY CARD
PROXY	PROXY
ROYCE MICRO-CAP TRUST, INC. 745 Fifth Avenue New York, New York 10151

This Proxy is Solicited on Behalf of the Board of Directors of Royce Micro-Cap Trust, Inc.

The undersigned hereby appoints Christopher D. Clark and John E. Denneen or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of common stock of Royce Micro-Cap Trust, Inc. held of record by the undersigned on July 18, 2018 at the Annual Meeting of Stockholders of Royce Micro-Cap Trust, Inc. to be held on September 24, 2018, and at any postponement or adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments: _______________________________________________________
__________________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)